Exhibit 31.1

CERTIFICATIONS

I, Alan Moadel, certify that:

1.           I have reviewed this quarterly report on Form 10-QSB of Med-X Systems, Inc. for the quarter ended September 30, 2007;

2.           Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3.           Based on my knowledge, the financial statements and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations, and cash flows of the Company as of, and for, the periods presented in this quarterly report;

4.           I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e) for the Company and have:

a)      designed  such  disclosure  controls  and  procedures, or caused such disclosure controls and procedures to be designed under my supervision,  to ensure  that material  information  relating  to  the Company,   including  its consolidated subsidiaries,  is made known to us by others within those entities,  particularly  during  the  period in which  this  quarterly report is being prepared;

b)     *;

c)      evaluated the  effectiveness of the Company’s  disclosure  controls  and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d)     disclosed in this report any change in the Company’s internal control over financial reporting that occurred during the Company’s most recent fiscal quarter (or the case of an annual report, the fourth fiscal quarter) that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting; and

5.           I have disclosed, based on my most recent evaluation of internal control over financial reporting, to the Company's auditors and the audit committee of the Company's board of directors (or persons performing the equivalent functions);

a)      all significant  deficiencies and material weaknesses in the design or operation of internal  controls over financial reporting which are reasonably likely to  adversely  affect the  Company's  ability to record,  process,  summarize,  and  report  financial  information; and

 b)     any fraud, whether or not material,  that involves management or other employees who have a  significant  role in the  Company's  internal controls over financial reporting; and

6.           I have indicated in this quarterly report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions, with regard to significant deficiencies and material weaknesses.

Date: November 14, 2007

/s/ Alan Moadel

Chief Executive Officer

(Principal Executive, Financial and Accounting Officer)